PROSHARES TRUST

ProShares Inflation Expectations ETF (RINF)

(the "Fund")

Supplement dated December 3, 2021

to the Fund's Summary Prospectus, Statutory Prospectus and Statement of Additional

Information dated October 1, 2021, each as supplemented or amended

Michelle Liu no longer serves as portfolio manager of the Fund and has been replaced by Benjamin McAbee. The following changes to the Fund's summary prospectus, statutory prospectus and statement of additional information are effective immediately:

Summary Prospectus and Statutory Prospectus

The "Management" section in the Fund's summary section is deleted in its entirety and replaced with the following:

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and December 2021, respectively.

The paragraph containing Michelle Liu's biography in the "Portfolio Management" section of the Statutory Prospectus is deleted in its entirety.

Statement of Additional Information

Information about Michelle Liu in the "Portfolio Manager Ownership" and "Other Accounts Managed by Portfolio Managers" tables in the "PORTFOLIO MANAGEMENT" section of the SAI is deleted in its entirety.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.